 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2024

Tristar Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

+1 (781) 640-4446

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	TRIS.U	New York Stock Exchange

Class A Ordinary Share, par value $0.0001 per share	TRIS	New York Stock Exchange

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	TRIS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2024, Tristar Acquisition I Corp. (the “Company”) received a notice (the “NYSE Notice”) from the New York Stock Exchange (“NYSE”) that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”).

The NYSE Notice has no immediate effect on the listing of the Company’s ordinary shares on NYSE. The NYSE Notice informed the Company that, under NYSE rules, the Company has six months from April 16, 2024 to regain compliance with the NYSE listing standards by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K within the six-month period, NYSE may grant, in its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE Notice also notes that NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

As previously reported in the Company’s Notification of Late Filing on Form 12b-25, filed on April 2, 2024 (the “Form 12b-25”) with the SEC, the Company was unable to file the Form 10-K within the prescribed period without unreasonable effort or expense, because additional time is needed to finalize the financial statements for the fiscal year ended December 31, 2023. On April 18, 2024, the audit committee of the board of directors of the Company determined, after discussion with the Company's management and accounting professionals, that the Company’s unaudited financial statements as of and for the three and nine-month period ended September 30, 2023, contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2023 (the “Form 10-Q”) should no longer be relied upon due to the accounting errors identified therein and should be restated in an Amendment to Form 10-Q/A (the “Form 10-Q/A”). For more information on the accounting errors necessitating the restatement of the Form 10-Q, see the Company’s Current Report on Form 8-K filed with the SEC on April 19, 2024.

The Company is working diligently to complete the necessary work to finalize and file the Form 10-Q/A and Form 10-K as soon as practicable. It currently expects to file the Form 10-K within the six-month period granted by NYSE Notice; however, there can be no assurance that the Form 10-K will be filed within such period.

On April 23, 2024, the Company issued a press release regarding receipt of the NYSE Notice. The press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 3.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed (or, in the case of Exhibit 99.1, furnished) as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release, dated April 23, 2024.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: April 23, 2024	By:	/s/ Xiaoma (Sherman) Lu
	Name:	Xiaoma (Sherman) Lu
	Title:	Chief Executive Officer

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